UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): October 25, 2023

CENTESSA PHARMACEUTICALS PLC

(Exact name of Registrant, as specified in its charter)

England and Wales	001-40445	98-1612294
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
Mailing address:
3rd Floor
1 Ashley Road
Altrincham
Cheshire WA14 2DT
United Kingdom
(Address of principal executive offices) (Zip code)
Registrant's telephone number, including area code: +44 7391 789784
Former name or address, if changed since last report:
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, nominal value £0.002 per share	CNTA	Nasdaq Stock Market, LLC*
American Depositary Shares, each representing one ordinary share, nominal value £0.002 per share	CNTA	Nasdaq Stock Market, LLC
*Not for trading, but only in connection with the listing of the American Depositary Shares on The Nasdaq Stock Market, LLC.
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01     Regulation FD Disclosure
On October 25, 2023, Centessa Pharmaceuticals plc (the “Company”) presented preclinical data from in vivo and in vitro studies of its investigational orexin receptor 2 (OX2R) agonist, ORX750 at World Sleep 2023. The presentation materials are attached to this Current Report on Form 8-K as Exhibit 99.1.
Additionally, the Company issued a press release titled “Centessa Pharmaceuticals Announces Preclinical Data Supporting ORX750’s Potential as a Best-in-Class Oral OX2R Agonist for the Treatment of Narcolepsy and Other Sleep-Wake Disorders.” A copy of the press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.
The information under this Item 7.01, including Exhibits 99.1 and 99.2 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01     Other Events.
On October 25, 2023, the Company announced new preclinical data from in vivo and in vitro studies of its investigational, novel orexin receptor 2 (OX2R) agonist, ORX750, being investigated for the treatment of narcolepsy with potential expansion into other sleep-wake disorders.
The following preclinical data introduce the preclinical profile of ORX750 as the basis for its selection as a development candidate for the treatment of narcolepsy with potential expansion into other sleep-wake disorders.
•ORX750 potently activated the OX2 receptor with an in vitro EC50 of 0.11 nM for human recombinant OX2R (hOX2R)1.
•In highly predictive, translational orexin/tTA;TetO diphtheria toxin fragment A or “DTA” mouse model and an orexin/ataxin-3 or “Atax” mouse model, oral administration of ORX750 showed significant activity at the lowest dose tested, which was 0.1 mg/kg in a DTA mouse model, 0.3 mg/kg in an Atax mouse model, and 1 mg/kg in healthy wild type mice. ORX750:
◦Achieved maximal (100%) wake time for at least 3 hours post-dose;2
◦Suppressed cataplexy for at least 6 hours post-dose;2
◦Increased latency to sleep and cataplexy, maintained for >14 days of dosing;3 and,
◦Increased consolidation of wakefulness.4
References: 1. Fluorescent imaging plate reader (FLIPR) assay with Chinese hamster ovary (CHO) cells stably expressing recombinant human OX1R or OX2R; OXA EC50 at hOX2R = 0.035 nM. 2. As measured by electroencephalogram (EEG) and electromyogram (EMG) with concurrent video in DTA and Atax mouse models. 3. As measured by EEG and EMG with concurrent video in Atax mouse model. 4. PiezoSleep assay as measured in DTA and Atax mouse models.
Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.
99.1	ORX750 Preclinical Data Presentation from World Sleep 2023 on October 25, 2023
99.2	Press Release dated October 25, 2023
104	Cover Page Interactive Data (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    October 25, 2023

By:	/s/ Saurabh Saha
Name:	Saurabh Saha, M.D., Ph.D.
Title:	Chief Executive Officer